                                MONTHLY STATEMENT

                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1996-1

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared FOR THE SERIES 1996-1 CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURING ON FEBRUARY 18, 2003, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF JANUARY the performance of the Trust during the month of January is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Senior Certificateholders per $1,000 original
                  certificate principal amount                                                               $1.454444

         (2)      The amount set forth in A(1) above distributed to Senior
                  Certificateholders with respect to interest per $1,000 original
                  certificate principal amount                                                               $1.454444

         (3)      The amount set forth in A(1) above distributed to Senior
                  Certificateholders with respect to principal per $1,000 original
                  certificate principal amount                                                               $0.000000

B)       Information Regarding the Performance of the Trust

         (1)     Allocation of Receivables Collections to the Series 1996-1 Certificates

                  (a)      The aggregate amount of Finance Charge Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                              $85,726,311.61

                  (b)      The aggregate amount of Interchange collected and
                           allocated to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                   $4,939,852.06

                  (c)      The aggregate amount of Principal Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                             $515,836,263.64

                  (d)      The Floating Allocation Percentage with respect to
                           the Series 1996-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                      11.908140%

                  (e)      The Principal Allocation Percentage with respect to
                           the Series 1996-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                      14.164834%

                     ---------------------------------------

                         Series 1996-1 Monthly Statement
                       February 18, 2003 Distribution Date

                     ---------------------------------------


                  (f)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 1996-1
                           Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                              $10,796,653.53

                  (g)      The Principal Receivables collected and allocated to
                           the Series 1996-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                  $73,067,350.13

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 1996-1 Certificates                    $10,796,653.53

                  (b)      Collection Account and Special Funding Account
                           investment earnings allocated to the Series 1996-1 Certificates                       $0.00

                  (c)      Principal Funding Account Investment Proceeds                                   $117,308.76

                  (d)      Prefunding Account Investment Proceeds                                                $0.00

                  (e)      Reserve Account withdrawals, if applicable                                            $0.00

                  (f)      Additional Finance Charges from other Series
                           allocated to the Series 1996-1 Certificates                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination
                           Date received from any Interest Rate Protection
                           Agreements                                                                            $0.00

                  (h)      Reallocated Principal Collections                                                     $0.00

                  (i)      Total Available Finance Charge Collections and
                           Reallocated Principal Collections for Series 1996-1
                           (total of (a), (b), (c), (d), (e), (f), (g) and (h)
                           above)                                                                       $10,913,962.29

         (3)      Available Principal Collections for Series 1996-1 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to
                           the Series 1996-1 Certificates                                               $73,067,350.13

                  (b)      Shared Principal Collections from other Series
                           allocated to the Series 1996-1 Certificates                                  $78,808,421.26

                  (c)      Additional amounts to be treated as Available
                           Principal Collections pursuant to the Series
                           Supplement                                                                    $4,991,236.95

                  (d)      Reallocated Principal Collections                                                     $0.00

                  (e)      Available Principal Collections for Series 1996-1
                           (total of (a), (b) and (c) minus (d) above)                                 $156,867,008.33

                     ---------------------------------------

                         Series 1996-1 Monthly Statement
                       February 18, 2003 Distribution Date

                     ---------------------------------------

(4)    Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)      30-59 days                                                                     $120,670,541
                  (b)      60-89 days                                                                       77,663,915
                  (c)      90 or more days                                                                 156,794,777
                                                                                                          ------------
                  (d)      Total Delinquencies                                                            $355,129,232

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with
                           respect to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                  $47,037,820.70

                  (b)      The aggregate Amount of Recoveries of Defaulted
                           Receivables processed during the Monthly Period
                           immediately preceding the Distribution Date                                   $5,123,323.34

                  (c)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date
                           [Defaulted Receivables minus Recoveries]                                     $41,914,497.36

                  (d)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date allocable
                           to the Series 1996-1 Certificates (the "Series 1996-1
                           Defaulted Amount")                                                            $4,991,236.95

                  (e)      The Senior Defaulted Amount [Series 1996-1 Defaulted
                           Amount multiplied by the Senior Percentage]                                   $3,908,603.31

         (6)      Senior Charge-Offs

                  (a)      The excess, if any, of the Senior Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Senior Defaulted Amount,
                           (ii) Reallocated Principal Collections and (iii) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Senior Defaulted
                           Amount (a "Senior Charge-Off")                                                        $0.00

                  (b)      The amount of the Senior Charge-Off set forth in item
                           6(a) above, per $1,000 original certificate principal
                           amount (which will have the effect of reducing, pro
                           rata, the amount of each Senior Certificateholder's
                           investment)                                                                      $0.0000000

                  (c)      The total amount reimbursed on the Distribution Date
                           in respect of Senior Charge-Offs for prior
                           Distribution Dates                                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Senior Certificateholder's investment)                                    $0.000000

                  (e)      The amount, if any, by which the outstanding
                           principal balance of the Senior Certificates exceeds
                           the Senior Invested Amount and the Senior Initial
                           Percentage of the Prefunding Account Balance, if any,
                           as of the Distribution Date, after giving effect to
                           all deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

                     ---------------------------------------

                         Series 1996-1 Monthly Statement
                       February 18, 2003 Distribution Date

                     ---------------------------------------


         (7)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted
                           Amount over Available Finance Charge Collections
                           applied to such Collateral Defaulted Amount                                           $0.00

                  (b)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of Reallocated Principal Collections                                                  $0.00

                  (c)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of the unpaid Required Amount                                                         $0.00

                  (d)      The total amount by which the Collateral Invested
                           Amount has been reduced on the Distribution Date as
                           set forth in items 7(a), (b) and (c)                                                  $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Collateral Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Collateral Interest exceeds
                           the Collateral Invested Amount and the Collateral
                           Percentage of the Prefunding Account Balance, if any,
                           as of the Distribution Date, after giving effect to
                           all deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (8)      Investor Monthly Servicing Fee

                  The amount of the Series 1996-1 Monthly Servicing Fee payable
                  to the Servicer on the Distribution Date                                               $1,331,081.94

         (9)      Prefunding Account

                  (a)      The Prefunding Account Balance on the Distribution Date                               $0.00

                  (b)      The Senior Percentage of the Prefunding Account
                           Balance on the Distribution Date                                                      $0.00

                  (c)      The Collateral Percentage of the Prefunding Account
                           Balance on the Distribution Date                                                      $0.00

         (10)     Senior Monthly Interest

                  (a)      Senior Monthly Interest payable on the Distribution Date                      $1,091,560.56

         (11)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding
                           Account on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date                                                      $250,166,666.66

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                           Date occurring in JANUARY 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                     ---------------------------------------

                         Series 1996-1 Monthly Statement
                       February 18, 2003 Distribution Date

                     ---------------------------------------

         (12)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                        $0.00

         (13)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the Reserve Account, if
                           funded, on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date and the related Transfer Date                                   0.00

                  (b)      The Required Reserve Account Amount, if any, selected
                           by the Servicer                                                                        0.00

C)       Senior Invested Amount

         (1)      The Senior Invested Amount and the Senior Percentage of the
                  Prefunding Account Balance on the date of issuance (the
                  "Senior Initial Amount")                                                             $750,500,000.00

         (2)      The Senior Invested Amount and the Senior Percentage of the
                  Prefunding Account Balance, if any, on the Distribution Date,
                  after giving effect to all deposits, withdrawals and
                  distributions on such Distribution Date                                              $750,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Senior Invested Amount and the Senior
                  Percentage of the Prefunding Account Balance, if any, as of
                  such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the Senior Initial Amount). The amount of a Senior
                  Certificateholder's pro rate share of the Senior Invested
                  Amount and the Prefunding Account Balance, if any, can be
                  determined by multiplying the original denomination of the
                  Senior Certificateholder's Certificate by the Pool Factor                                   1.000000

                     ---------------------------------------

                         Series 1996-1 Monthly Statement
                       February 18, 2003 Distribution Date

                     ---------------------------------------

D)       Collateral Invested Amount

         (1)      The Collateral Invested Amount and the Collateral Percentage
                  of the Prefunding Account Balance on the date of issuance                            $199,500,000.00

         (2)      The Collateral Invested Amount and the Collateral Percentage
                  of the Prefunding Account Balance, if any, on the Distribution
                  Date, after giving effect to all deposits, withdrawals and
                  distributions on such Distribution Date                                              $141,448,825.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Collateral Invested Amount and the Senior Invested Amount
                  on such Distribution Date                                                                     15.86%

 E)      Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
                  preceding Monthly Period                                                              $6,572,715,859

         (2)      The aggregate amount of Finance Charge Receivables in the
                  Trust at the close of business on the last day of the
                  immediately preceding Monthly Period                                                    $187,816,819

F)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the
                  Series 1996-1 Certificates for the preceding Monthly Period
                  (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series
                  1996-1 Certificates and the Prefunding Account balance, if any, as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of calendar days in
                  the month.) Effective November 2002 Monthly Period.                                           13.91%

         (2)      The Net Loss Rate (the Series 1996-1 Defaulted Amount for the
                  preceding Monthly Period divided by the Invested Amount of the
                  Series 1996-1 Certificates and the Prefunding Account balance, if any, as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                      6.48%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1996-1 Certificates for the preceding Monthly
                  Period)                                                                                        7.43%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 1996-1 Certificates and the Prefunding Account Balance,
                  if any, as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                      3.57%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1996-1 Certificates for the preceding Monthly
                  Period)                                                                                        3.86%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 8.81%

                     ---------------------------------------

                         Series 1996-1 Monthly Statement
                       February 18, 2003 Distribution Date

                     ---------------------------------------

G)       Series 1996-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)       02/18/03          13.91%
                  b)       01/15/03          17.87%
                  c)       12/16/02          16.89%

         2)       Net Loss Rate

                  a)       02/18/03           6.48%
                  b)       01/15/03           8.41%
                  c)       12/16/02           7.93%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)       02/18/03           3.86%
                  b)       01/15/03           5.77%
                  c)       12/16/02           5.26%

         Three Month Average                  4.96%

         4)       Monthly Payment Rate

                  a)       02/18/03           8.81%

                  b)       01/15/03           9.17%

                  c)       12/16/02           8.56%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                  By:
                                     --------------------------
                                     Name:  Patricia Garvey
                                     Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-2

                  ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 1997-2 CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURRING ON FEBRUARY 18, 2003, AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF JANUARY IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF AN ORIGINAL PRINCIPAL AMOUNT OF $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per
                  $1,000 original certificate principal amount                                               $1.397778

         (2)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.397778

         (3)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

         (4)      The total amount distributed to Class B Certificateholders per
                  $1,000 original certificate principal amount                                               $1.586667

         (5)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.586667

         (6)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-2
                  Certificates

                  (a)      The aggregate amount of Finance Charge Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                              $85,726,311.61

                  (b)      The aggregate amount of Interchange collected and
                           allocated to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                   $4,939,852.06

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

                  (c)      The aggregate amount of Principal Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                             $515,836,263.64

                  (d)      The Floating Allocation Percentage with respect to
                           the Series 1997-2 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                      10.437246%

                  (e)      The Principal Allocation Percentage with respect to
                           the Series 1997-2 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                      10.437246%

                  (f)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 1997-2
                           Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                               $9,463,050.59

                  (g)      The Principal Receivables collected and allocated to
                           the Series 1997-2 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                  $53,839,100.09

         (2)      Available Finance Charge Collections, Required Draw Amount and
                  Reallocated Principal Collections for Series 1997-2 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 1997-2
                           Certificates                                                                  $9,463,050.59

                  (b)      Collection Account and Special Funding Account
                           investment earnings allocated to the Series 1997-2
                           Certificates                                                                          $0.00

                  (c)      Principal Funding Account Investment Proceeds                                         $0.00

                  (d)      Cash Collateral Account Investment Proceeds                                      $21,687.68

                  (e)      Reserve Draw Amount, if applicable                                                    $0.00

                  (f)      Additional Finance Charges from other Series
                           allocated to the Series 1997-2 Certificates                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination
                           Date received from any Interest Rate Protection
                           Agreements                                                                            $0.00

                  (h)      Required Draw Amount, if applicable                                                   $0.00

                  (i)      Reallocated Collateral Principal Collections                                          $0.00

                  (j)      Reallocated Class B Principal Collections                                             $0.00

                  (k)      Total Available Finance Charge Collections and
                           Reallocated Principal Collections for Series 1997-2
                           (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                           and (j) above)                                                                $9,484,738.27

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

         (3)      Available Principal Collections for Series 1997-2 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to
                           the Series 1997-2 Certificates                                               $53,839,100.09

                  (b)      Shared Principal Collections from other Series
                           allocated to the Series 1997-2 Certificates                                           $0.00

                  (c)      Additional amounts to be treated as Available
                           Principal Collections pursuant to the Series
                           Supplement                                                                    $4,374,719.22

                  (d)      Reallocated Collateral Principal Collections                                          $0.00

                  (e)      Reallocated Class B Principal Collections                                             $0.00

                  (f)      Available Principal Collections for Series 1997-2
                           (total of (a), (b) and (c) minus (d) and (e) above)                          $58,213,819.31

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                 (a)     30-59 days                                                                       $120,670,541
                 (b)     60-89 days                                                                         77,663,915
                 (c)     90 or more days                                                                   156,794,777
                                                                                                         -------------
                 (d)     Total Delinquencies                                                              $355,129,232

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with
                           respect to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                  $47,037,820.70

                  (b)      The aggregate Amount of Recoveries of Defaulted
                           Receivables processed during the Monthly Period
                           immediately preceding the Distribution Date                                   $5,123,323.34

                  (c)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date
                           [Defaulted Receivables minus Recoveries]                                     $41,914,497.36

                  (d)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date allocable
                           to the Series 1997-2 Certificates (the "Series 1997-2
                           Defaulted Amount")                                                            $4,374,719.22

                  (e)      The Class A Defaulted Amount [Series 1997-2 Defaulted
                           Amount multiplied by the Class A Percentage]                                  $3,565,396.17

                  (f)      The Class B Defaulted Amount [Series 1997-2 Defaulted
                           Amount multiplied by the Class B Percentage]                                    $415,598.33

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class A Defaulted Amount,
                           (ii) the Available Cash Collateral Amount applied to
                           such Class A Defaulted Amount, (iii) Reallocated
                           Principal Collections applied to such Class A
                           Defaulted Amount, (iv) the amount by which the
                           Collateral Invested Amount has been reduced in
                           respect of such Class A Defaulted Amount and (v) the
                           amount by which the Class B Invested Amount has been
                           reduced in respect of such Class A Defaulted Amount
                           (a "Class A Charge-Off")                                                              $0.00

                  (b)      The amount of the Class A Charge-Off set forth in
                           item 6(a) above, per $1,000 original certificate
                           principal amount (which will have the effect of
                           reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                   $0.000000

                  (c)      The total amount reimbursed on the Distribution Date
                           in respect of Class A Charge-Offs for prior
                           Distribution Dates                                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class A Certificateholder's investment)                                   $0.000000

                  (e)      The amount, if any, by which the outstanding
                           principal balance of the Class A Certificates exceeds
                           the Class A Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class B Defaulted Amount
                           applied to such Class B Defaulted Amount, (ii) the
                           Available Cash Collateral Amount, (iii) Reallocated
                           Collateral Principal Collections applied to such
                           Class B Defaulted Amount and (iv) the amount by which
                           the Collateral Invested Amount has been reduced in
                           respect of such Class B Defaulted Amount                                             $0.00

                  (b)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Class B Principal Collections                                             $0.00

                  (c)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 7(a), (b) and (c)                                                      $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000
                           original certificate principal amount (which will
                           have the effect of reducing, pro rata, the amount of
                           each Class B Certificateholder's investment)                                      $0.000000

                  (f)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class B
                           Invested Amount on prior Distribution Date                                            $0.00

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

                  (g)      The amount set forth in item 7(f) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class B Certificateholder's investment)                                   $0.000000

                  (h)      The amount, if any, by which the outstanding
                           principal balance of the Class B Certificates exceeds
                           the Class B Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted
                           Amount over Available Finance Charge Collections
                           applied to such Collateral Defaulted Amount                                           $0.00

                  (b)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of Reallocated Principal Collections                                                  $0.00

                  (c)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of items 6(a) and 7(a) above                                                          $0.00

                  (d)      The total amount by which the Collateral Invested
                           Amount has been reduced on the Distribution Date as
                           set forth in items 8(a), (b) and (c)                                                  $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Collateral Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Collateral Interest exceeds
                           the Collateral Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1997-2 Monthly Servicing Fee
                           payable to the Servicer on the Distribution Date                              $1,166,666.67

         (10)     Cash Collateral Account

                  (a)      The Available Cash Collateral Amount on the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                            $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution
                           Date                                                                            $797,432.22

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution
                           Date                                                                            $105,513.33

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding
                           Account on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date                                                               $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                           Date occurring in AUGUST 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                        $0.00

         (15)     Reserve Account (if applicable)

                  (a)      The amount on deposit in the Reserve Account, if
                           funded, on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date and the related Transfer Date                                  $0.00

                  (b)      The Required Reserve Account Amount, if any, selected
                           by the Servicer                                                                       $0.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                  $570,500,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                            $570,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A
                  Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

D)    Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                   $66,500,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $66,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B
                  Certificateholder's pro rata share of the Class B Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by
                  the Pool Factor                                                                               1.0000

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

E)    Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                $63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $63,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of
                  the Invested Amount on such Distribution Date                                                  9.00%

F)    Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
                  preceding Monthly Period                                                              $6,572,715,859

         (2)      The aggregate amount of Finance Charge Receivables in the
                  Trust at the close of business on the last day of the
                  immediately preceding Monthly Period                                                    $187,816,819

G)    Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the
                  Series 1997-2 Certificates for the preceding Monthly Period
                  (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series
                  1997-2 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied by 365 days divided by number of calendar days in the month.) Effective November 2002 monthly
                  period.                                                                                       15.95%

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the
                  preceding Monthly Period divided by the Invested Amount of the
                  Series 1997-2 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    7.50%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2 Certificates for the preceding Monthly
                  Period)                                                                                        8.45%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 1997-2 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    3.76%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2 Certificates for the preceding Monthly
                  Period)                                                                                        4.69%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 8.81%

                      -------------------------------------

                         Series 1997-2 Monthly Statement
                       February 18, 2003 Distribution Date

                      -------------------------------------

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)        02/18/03          15.95%
                  b)        01/15/03          17.91%
                  c)        12/16/02          16.93%

         2)       Net Loss Rate

                  a)        02/18/03           7.50%
                  b)        01/15/03           8.41%
                  c)        12/16/02           7.93%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)        02/18/03          4.69%
                  b)        01/15/03          5.90%
                  c)        12/16/02          5.38%

         Three Month Average 5.32%

         4)       Monthly Payment Rate

                  a)        02/18/03          8.81%
                  b)        01/15/03          9.17%
                  c)        12/16/02          8.56%


                                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                                  By:
                                     -------------------------------
                                     Name:  Patricia Garvey
                                     Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-1

                  ---------------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D
Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on February 18, 2003, and with respect to the performance of the Trust during the month of January is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per
                  $1,000 original certificate principal amount                                               $1.511111

         (2)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.511111

         (3)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

         (4)      The total amount distributed to Class B Certificateholders per
                  $1,000 original certificate principal amount                                               $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B
                  Certificateholder with respect to interest per $1,000 original
                  certificate principal amount                                                               $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B
                  Cerfiticateholder with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1
                  Certificates

                  (a)      The aggregate amount of Finance Charge Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                              $85,726,311.61

                  (b)      The aggregate amount of Interchange collected and
                           allocated to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                   $4,939,852.06

                  (c)      The aggregate amount of Principal Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                             $515,836,263.64

                         ------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date

                         ------------------------------

                  (d)      The Floating Allocation Percentage with respect to
                           the Series 1999-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                       9.557918%

                  (e)      The Principal Allocation Percentage with respect to
                           the Series 1999-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                       9.557918%

                  (f)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 1999-1
                           Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                               $8,665,797.26

                  (g)      The Principal Receivables collected and allocated to
                           the Series 1999-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                  $49,303,205.29

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 1999-1
                           Certificates                                                                  $8,665,797.26

                  (b)      Collection Account and Special Funding Account
                           investment earnings allocated to the Series 1999-1
                           Certificates                                                                          $0.00

                  (c)      Principal Funding Account Investment Proceeds                                         $0.00

                  (d)      Reserve Draw Amount                                                                   $0.00

                  (e)      Additional Finance Charges from other Series
                           allocated to the Series 1999-1 Certificates                                   $4,137,239.33

                  (f)      Payments, if any, on deposit as of the Determination
                           Date received from any Interest Rate Protection
                           Agreements                                                                            $0.00

                  (g)      Reallocated Class D Principal Collections                                             $0.00

                  (h)      Reallocated Collateral Principal Collections                                          $0.00

                  (i)      Reallocated Class B Principal Collections                                             $0.00

                  (j)      Total Available Finance Charge Collections and
                           Reallocated Principal Collections for Series 1999-1
                           (total of (a), (b), (c), (d), (e), (f), (g), (h), and
                           (i) above)                                                                   $12,803,036.59

                         ------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date

                         ------------------------------

         (3)      Available Principal Collections for Series 1999-1 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to
                           the Series 1999-1 Certificates                                               $49,303,205.29

                  (b)      Shared Principal Collections from other Series
                           allocated to the Series 1999-1 Certificates                                           $0.00

                  (c)      Additional amounts to be treated as Available
                           Principal Collections pursuant to the Series
                           Supplement                                                                    $4,006,153.14

                  (d)      Reallocated Class D Principal Collections                                             $0.00

                  (e)      Reallocated Collateral Principal Collections                                          $0.00

                  (f)      Reallocated Class B Principal Collections                                             $0.00

                  (g)      Available Principal Collections for Series 1999-1
                           (total of (a), (b) and (c) minus (d), (e) and (f)
                           above)                                                                       $53,309,358.43

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                      $120,670,541
                  (b)     61-90 days                                                                        77,663,915
                  (c)     91 or more days                                                                  156,794,777
                                                                                                          ------------
                  (d)     Total Delinquencies                                                             $355,129,232

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with
                           respect to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                  $47,037,820.70

                  (b)      The aggregate Amount of Recoveries of Defaulted
                           Receivables processed during the Monthly Period
                           immediately preceding the Distribution Date                                   $5,123,323.34

                  (c)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date
                           [Defaulted Receivables minus Recoveries]                                     $41,914,497.36

                  (d)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date allocable
                           to the Series 1999-1 Certificates (the "Series 1999-1
                           Defaulted Amount")                                                            $4,006,153.14

                  (e)      The Class A Defaulted Amount [Series 1999-1 Defaulted
                           Amount multiplied by the Class A Percentage]                                  $3,124,799.45

                  (f)      The Class B Defaulted Amount [Series 1999-1 Defaulted
                           Amount multiplied by the Class B Percentage]                                    $410,629.90

                         ------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date

                         ------------------------------

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class A Defaulted Amount,
                           (ii) Reallocated Principal Collections applied to
                           such Class A Defaulted Amount, (iii) the amount by
                           which the Class D Invested Amount has been reduced in
                           respect of such Class A Defaulted Amount, (iv) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class A Defaulted
                           Amount and (v) the amount by which the Class B
                           Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount (a "Class A Charge-Off")                                     $0.00

                  (b)      The amount of the Class A Charge-Off set forth in
                           item 6(a) above, per $1,000 original certificate
                           principal amount (which will have the effect of
                           reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                       $0.00

                  (c)      The total amount reimbursed on the Distribution Date
                           in respect of Class A Charge-Offs for prior
                           Distribution Dates                                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class A Certificateholder's investment)                                   $0.000000

                  (e)      The amount, if any, by which the outstanding
                           principal balance of the Class A Certificates exceeds
                           the Class A Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class B Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections
                           applied to such Class B Defaulted Amount, (iii)
                           Reallocated Collateral Principal Collections applied
                           to such Class B Defaulted Amount, (iv) the amount by
                           which the Class D Invested Amount has been reduced in
                           respect of such Class B Defaulted Amount and (v) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class B Defaulted
                           Amount                                                                                $0.00

                  (b)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Class B Principal Collections                                             $0.00

                  (c)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 7(a), (b) and (c )                                                     $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000
                           original certificate principal amount (which will
                           have the effect of reducing, pro rata, the amount of
                           each Class B Certificateholder's investment)                                      $0.000000

                         ------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date

                         ------------------------------

                  (f)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class B Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class B Certificateholder's investment)                                   $0.000000

                  (h)      The amount, if any, by which the outstanding
                           principal balance of the Class B Certificates exceeds
                           the Class B Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted
                           Amount over the sum of (i) Available Finance Charge
                           Collections applied to such Collateral Defaulted
                           Amount, (ii) Reallocated Class D Principal
                           Collections applied to such Collateral Defaulted
                           Amount and (iii) the Amount by which the Class D
                           Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                           $0.00

                  (b)      The amount by which the Collateral Invested Amount
                           has been reduced the Distribution Date in respect of
                           Reallocated Collateral Principal Collections                                          $0.00

                  (c)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of items 6(a) and 7(a) above                                                          $0.00

                       ----------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date

                       -----------------------------------

                  (d)      The total amount by which the Collateral Invested
                           Amount has been reduced on the Distribution Date as
                           set forth in items 8(a), (b) and (c)                                                  $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Collateral Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Collateral Interest exceeds
                           the Collateral Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount
                           over Available Finance Charge Collections applied to
                           such Class D Defaulted Amount                                                         $0.00

                  (b)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Principal Collections                                                     $0.00

                  (c)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           items 6(a), 7(a) and 8(a) above                                                       $0.00

                  (d)      The total amount by which the Class D Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 9(a), (b) and (c)                                                      $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class D Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Class D Interest exceeds the
                           Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 1999-1 Monthly Servicing Fee
                           payable to the Servicer on the Distribution Date                                $934,829.06

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution
                           Date                                                                            $755,555.56

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution
                           Date                                                                            $372,328.33

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding
                           Account on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date                                                                $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                           Date occurring in OCTOBER 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                       ----------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date


                       -----------------------------------

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                        $0.00

         (15)     Reserve Account

                  (a)      The amount on deposit in the Reserve Account on the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Required Reserve Account Amount                                                   $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                  $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                            $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A
                  Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by
                  the Pool Factor                                                                              1.00000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                   $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B
                  Certificateholder's pro rata share of the Class B Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Date                                                                          $52,884,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of
                  the Invested Amount on such Distribution Date                                                  8.25%

                       ----------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date


                       -----------------------------------

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                   $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the
                  Invested Amount on such Distribution Date                                                      3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
                  preceding Monthly Period                                                              $6,572,715,859

         (2)      The aggregate amount of Finance Charge Receivables in the
                  Trust at the close of business on the last day of the
                  immediately preceding Monthly Period                                                    $187,816,819

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the
                  Series 1999-1 Certificates for the preceding Monthly Period
                  (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied by 365 days divided by number of days in calendar month.) Effective November 2002 monthly
                  period.                                                                                       23.52%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the
                  preceding Monthly Period divided by the Invested Amount of the
                  Series 1999-1 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    7.50%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1 Certificates for the preceding Monthly
                  Period)                                                                                       16.02%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 1999-1 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    4.72%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1 Certificates for the preceding Monthly
                  Period)                                                                                       11.30%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 8.81%

                       ----------------------------------

                         Series 1999-1 Monthly Statement
                       February 18, 2003 Distribution Date


                       -----------------------------------

I)       Series 1999-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)         02/18/03          23.52%
                  b)         01/15/03          17.87%
                  c)         12/16/02          16.89%

         2)       Net Loss Rate

                  a)         02/18/03           7.50%
                  b)         01/15/03           8.41%
                  c)         12/16/02           7.93%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)         02/18/03           11.30%
                  b)         01/15/03            4.87%
                  c)         12/16/02            4.36%

                  Three Month Average            6.84%

         4)       Monthly Payment Rate

                  a)         02/18/03            8.81%
                  b)         01/15/03            9.17%
                  c)         12/16/02            8.56%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                 By:
                                     ----------------------------------
                                 Name:  Patricia Garvey
                                 Title: Vice President

                                MONTHLY STATEMENT

                     --------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-1

                     --------------------------------------


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of THE PROVIDIAN MASTER TRUST (THE "TRUST") DURING THE PREVIOUS MONTH. THE INFORMATION WHICH IS REQUIRED TO BE PREPARED FOR THE SERIES 2000-1 CERTIFICATES WITH RESPECT TO THE DISTRIBUTION DATE OCCURRING ON FEBRUARY 18, 2003,AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF JANUARY IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly Distribution for the Series
          2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per
                  $1,000 original certificate principal amount                                               $6.241667

         (2)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $6.241667

         (3)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

         (4)      The total amount distributed to Class B Certificateholders per
                  $1,000 original certificate principal amount                                               $1.747222

         (5)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.747222

         (6)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-1
                  Certificates

                  (a)      The aggregate amount of Finance Charge Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                              $85,726,311.61

                  (b)      The aggregate amount of Interchange collected and
                           allocated to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                   $4,939,852.06

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date


                        ---------------------------------

                  (c)      The aggregate amount of Principal Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                             $515,836,263.64

                  (d)      The Floating Allocation Percentage with respect to
                           the Series 2000-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                       7.827935%

                  (e)      The Principal Allocation Percentage with respect to
                           the Series 2000-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                       7.827935%

                  (f)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 2000-1
                           Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                               $7,097,287.95

                  (g)      The Principal Receivables collected and allocated to
                           the Series 2000-1 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                  $40,379,325.07

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 2000-1
                           Certificates                                                                  $7,097,287.95

                  (b)      Collection Account and Special Funding Account
                           investment earnings allocated to the Series 2000-1
                           Certificates                                                                          $0.00

                  (c)      Principal Funding Account Investment Proceeds                                         $0.00

                  (d)      Class A Reserve Draw Amount                                                           $0.00

                  (e)      Class B Reserve Draw Amount                                                           $0.00

                  (f)      Additional Finance Charges from other Series
                           allocated to the Series 2000-1 Certificates                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination
                           Date received from any Interest Rate Protection
                           Agreements                                                                            $0.00

                  (h)      Reallocated Class D Principal Collections                                             $0.00

                  (i)      Reallocated Collateral Principal Collections                                          $0.00

                  (j)      Reallocated Class B Principal Collections                                             $0.00

                  (k)      Total Available Finance Charge Collections and
                           Reallocated Principal Collections for Series 2000-1
                           (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                           and (j) above)                                                                $7,097,287.95

         (3)      Available Principal Collections for Series 2000-1 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to
                           the Series 2000-1 Certificates                                               $40,379,325.07

                  (b)      Shared Principal Collections from other Series
                           allocated to the Series 2000-1 Certificates                                           $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date


                        ---------------------------------

                  (c)      Additional amounts to be treated as Available
                           Principal Collections pursuant to the Series
                           Supplement                                                                    $3,281,039.42

                  (d)      Reallocated Class D Principal Collections                                             $0.00

                  (e)      Reallocated Collateral Principal Collections                                          $0.00

                  (f)      Reallocated Class B Principal Collections                                             $0.00

                  (g)      Available Principal Collections for Series 2000-1
                           (total of (a), (b) and ( c) minus (d), (e) and (f)
                           above)                                                                       $43,660,364.49

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                       $120,670,541
                  (b)    61-90 days                                                                         77,663,915
                  (c)    91 or more days                                                                   156,794,777
                                                                                                         -------------
                  (d)    Total Delinquencies                                                              $355,129,232

          (5)     Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with
                           respect to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                  $47,037,820.70

                  (b)      The aggregate Amount of Recoveries of Defaulted
                           Receivables processed during the Monthly Period
                           immediately preceding the Distribution Date                                   $5,123,323.34

                  (c)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date
                           [Defaulted Receivables minus Recoveries]                                     $41,914,497.36

                  (d)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date allocable
                           to the Series 2000-1 Certificates (the "Series 2000-1
                           Defaulted Amount")                                                            $3,281,039.42

                  (e)      The Class A Defaulted Amount [Series 2000-1 Defaulted
                           Amount multiplied by the Class A Percentage]                                  $2,624,831.53

                  (f)      The Class B Defaulted Amount [Series 2000-1 Defaulted
                           Amount multiplied by the Class B Percentage]                                    $295,293.55

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date


                        ---------------------------------

          (6)     Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class A Defaulted Amount,
                           (ii) Reallocated Principal Collections applied to
                           such Class A Defaulted Amount, (iii) the amount by
                           which the Class D Invested Amount has been reduced in
                           respect of such Class A Defaulted Amount, (iv) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class A Defaulted
                           Amount and (v) the amount by which the Class B
                           Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount (a "Class A Charge-Off")                                     $0.00

                  (b)      The amount of the Class A Charge-Off set forth in
                           item 6(a) above, per $1,000 original certificate
                           principal amount (which will have the effect of
                           reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                   $0.000000

                  (c)      The total amount reimbursed on the Distribution Date
                           in respect of Class A Charge-Offs for prior
                           Distribution Dates                                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class A Certificateholder's investment)                                  $0.0000000

                  (e)      The amount, if any, by which the outstanding
                           principal balance of the Class A Certificates exceeds
                           the Class A Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

          (7)     Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class B Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections
                           applied to such Class B Defaulted Amount, (iii)
                           Reallocated Collateral Principal Collections applied
                           to such Class B Defaulted Amount, (iv) the amount by
                           which the Class D Invested Amount has been reduced in
                           respect of such Class B Defaulted Amount and (v) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class B Defaulted
                           Amount                                                                                $0.00

                  (b)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Class B Principal Collections                                             $0.00

                  (c)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 7(a), (b) and (c)                                                      $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000
                           original certificate principal amount (which will
                           have the effect of reducing, pro rata, the amount of
                           each Class B Certificateholder's investment)                                      $0.000000

                  (f)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class B Invested
                           Amount on prior Distribution Dates                                                    $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date

                        ---------------------------------

                  (g)      The amount set forth in item 7(f) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class B Certificateholder's investment)                                   $0.000000

                  (h)      The amount, if any, by which the outstanding
                           principal balance of the Class B Certificates exceeds
                           the Class B Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted
                           Amount over the sum of (i) Available Finance Charge
                           Collections applied to such Collateral Defaulted
                           Amount, (ii) Reallocated Class D Principal
                           Collections applied to such Collateral Defaulted
                           Amount and (iii) the amount by which the Class D
                           Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                           $0.00

                  (b)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of Reallocated Collateral Principal Collections                                       $0.00

                  (c)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of items 6(a) and 7(a) above                                                          $0.00

                  (d)      The total amount by which the Collateral Invested
                           Amount has been reduced on the Distribution Date as
                           set forth in items 8(a), (b) and (c)                                                  $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Collateral Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Collateral Interest exceeds
                           the Collateral Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount
                           over Available Finance Charge Collections applied to
                           such Class D Defaulted Amount                                                         $0.00

                  (b)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Principal Collections                                                     $0.00

                  (c)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           items 6(a), 7(a) and 8 (a) above                                                      $0.00

                  (d)      The total amount by which the Class D Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 9(a), (b) and (c )                                                     $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class D Invested
                           Amount on prior Distribution Dates                                                    $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date

                        ---------------------------------

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Class D Interest exceeds the
                           Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-1 Monthly Servicing Fee
                           payable to the Servicer on the Distribution Date                                $765,625.00

         (11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution
                           Date                                                                          $2,621,500.00

         (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution
                           Date                                                                             $82,556.25

         (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding
                           Account on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date                                                                $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                           Date occurring in MARCH 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                        $0.00

         (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account
                           on the Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class A Required Reserve Account Amount                                           $0.00

          (16)    Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account
                           on the Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class B Required Reserve Account Amount                                           $0.00

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date

                        ---------------------------------

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                  $420,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                            $420,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A
                  Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                   $47,250,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $47,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B
                  Certificateholder's pro rata share of the Class B Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

E)        Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                $42,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $42,000,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested
                  Amount on such Distribution Date                                                               8.00%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                   $15,750,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $15,750,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested
                  Amount on such Distribution Date                                                               3.00%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date

                        ---------------------------------

G)        Receivables Balances
         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
                  preceding Monthly Period                                                              $6,572,715,859

         (2)      The aggregate amount of Finance Charge Receivables in the
                  Trust at the close of business on the last day of the
                  immediately preceding Monthly Period                                                    $187,816,819

H)        Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the
                  Series 2000-1 Certificates for the preceding Monthly Period
                  (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series
                  2000-1 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied by 365 divided by number of days in
                  the calendar month.) Effective November 2002 monthly period.                                  15.92%

         (2)      The Net Loss Rate (the Series 2000-1 Defaulted Amount for the
                  preceding Monthly Period divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    7.50%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1 Certificates for the preceding Monthly
                  Period)                                                                                        8.42%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 2000-1 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    8.41%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates for the preceding Monthly
                  Period)                                                                                        0.01%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 8.81%

                        ---------------------------------

                         Series 2000-1 Monthly Statement
                       February 18, 2003 Distribution Date

                        ---------------------------------

I)       Series 2000-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)        02/18/03             15.92%
                  b)        01/15/03             28.00%
                  c)        12/16/02             16.89%

         2)       Net Loss Rate

                  a)        02/18/03             7.50%
                  b)        01/15/03             8.41%
                  c)        12/16/02             7.93%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)        02/18/03             0.01%
                  b)        01/15/03            11.22%
                  c)        12/16/02             0.59%

                  Three Month Average            3.94%

          4)      Monthly Payment Rate

                  a)        02/18/03             8.81%
                  b)        01/15/03             9.17%
                  c)        12/16/02             8.56%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                 By:
                                    -------------------------------------
                                 Name:  Patricia Garvey
                                 Title: Vice President

                                MONTHLY STATEMENT

                     ---------------------------------------

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-2

                     ---------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on FEBRUARY 18, 2003 AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF JANUARY IS SET FORTH BELOW. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)
         (1)      The total amount distributed to Class A Certificateholders per
                  $1,000 original certificate principal amount                                               $1.454444

         (2)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.454444

         (3)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

         (4)      The total amount distributed to Class B Certificateholders per
                  $1,000 original certificate principal amount                                               $1.775556

         (5)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.775556

         (6)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-2
                  Certificates

                  (a)      The aggregate amount of Finance Charge Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                              $85,726,311.61

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

                  (b)      The aggregate amount of Interchange collected and
                           allocated to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                   $4,939,852.06

                  (c)      The aggregate amount of Principal Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                             $515,836,263.64

                  (d)      The Floating Allocation Percentage with respect to
                           the Series 2000-2 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                       8.630111%

                  (e)      The Principal Allocation Percentage with respect to
                           the Series 2000-2 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                       8.630111%

                  (f)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 2000-2
                           Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                               $7,824,590.98

                  (g)      The Principal Receivables collected and allocated to
                           the Series 2000-2 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                  $44,517,244.48
         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 2000-2 for the Monthly Period
                  immediately preceding the Distribution Date.
                  (a)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 2000-2
                           Certificates                                                                  $7,824,590.98

                  (b)      Collection Account and Special Funding Account
                           investment earnings allocated to the Series 2000-2
                           Certificates                                                                          $0.00

                  (c)      Principal Funding Account Investment Proceeds                                         $0.00

                  (d)      Class A Reserve Draw Amount                                                           $0.00

                  (e)      Class B Reserve Draw Amount                                                           $0.00

                  (f)      Additional Finance Charges from other Series
                           allocated to the Series 2000-2 Certificates                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination
                           Date received from any Interest Rate Protection
                           Agreements                                                                            $0.00

                  (h)      Reallocated Class D Principal Collections                                             $0.00

                  (i)      Reallocated Collateral Principal Collections                                          $0.00

                  (j)      Reallocated Class B Principal Collections                                             $0.00

                  (k)      Total Available Finance Charge Collections and
                           Reallocated Principal Collections for Series 2000-2
                           (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                           and (j) above)                                                                $7,824,590.98

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

         (3)      Available Principal Collections for Series 2000-2 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to
                           the Series 2000-2 Certificates                                               $44,517,244.48

                  (b)      Shared Principal Collections from other Series
                           allocated to the Series 2000-2 Certificates                                           $0.00

                  (c)      Additional amounts to be treated as Available
                           Principal Collections pursuant to the Series
                           Supplement                                                                    $3,617,267.84

                  (d)      Reallocated Class D Principal Collections                                             $0.00

                  (e)      Reallocated Collateral Principal Collections                                          $0.00

                  (f)      Reallocated Class B Principal Collections                                             $0.00

                  (g)      Available Principal Collections for Series 2000-2
                           (total of (a), (b) and ( c) minus (d), (e) and (f)
                           above)                                                                       $48,134,512.32

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                       $120,670,541
                  (b)    61-90 days                                                                         77,663,915
                  (c)    91 or more days                                                                   156,794,777
                                                                                                          ------------
                  (d)    Total Delinquencies                                                              $355,129,232

         (5)      Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with
                           respect to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                  $47,037,820.70

                  (b)      The aggregate Amount of Recoveries of Defaulted
                           Receivables processed during the Monthly Period
                           immediately preceding the Distribution Date                                   $5,123,323.34

                  (c)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date
                           [Defaulted Receivables minus Recoveries]                                     $41,914,497.36

                  (d)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date allocable
                           to the Series 2000-2 Certificates (the "Series 2000-2
                           Defaulted Amount")                                                            $3,617,267.84

                  (e)      The Class A Defaulted Amount [Series 2000-2 Defaulted
                           Amount multiplied by the Class A Percentage]                                  $2,812,319.50

                  (f)      The Class B Defaulted Amount [Series 2000-2 Defaulted
                           Amount multiplied by the Class B Percentage]                                    $370,601.21

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

         (6)      Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class A Defaulted Amount,
                           (ii) Reallocated Principal Collections applied to
                           such Class A Defaulted Amount, (iii) the amount by
                           which the Class D invested Amount has been reduced in
                           respect of such Class A Defaulted Amount, (iv) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class A Defaulted
                           Amount and (v) the amount by which the Class B
                           Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount (a"Class A Charge-Off")                                      $0.00

                  (b)      The amount of the Class A Charge-Off set forth in
                           item 6(a) above, per $1,000 original certificate
                           principal amount (which will have the effect of
                           reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                   $0.000000

                  (c)      The total amount reimbursed on the Distribution Date
                           in respect of Class A Charge-Offs for prior
                           Distribution Dates                                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class A Certificateholder's investment)                                   $0.000000

                  (e)      The amount, if any, by which the outstanding
                           principal balance of the Class A Certificates exceeds
                           the Class A Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

         (7)      Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class B Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections
                           applied to such Class B Defaulted Amount, (iii)
                           Reallocated Collateral Principal Collections applied
                           to such Class B Defaulted Amount, (iv) the amount by
                           which the Class D Invested Amount has been reduced in
                           respect of such Class B Defaulted Amount and (v) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class B Defaulted
                           Amount                                                                                $0.00

                  (b) The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal Collections $0.00

                  (c)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 7(a), (b) and ( c)                                                     $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000
                           original certificate principal amount (which will
                           have the effect of reducing, pro rata, the amount of
                           each Class B Certificateholder's investment)                                      $0.000000

                  (f)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class B Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class B Certificateholder's investment)                                   $0.000000

                  (h)      The amount, if any, by which the outstanding
                           principal balance of the Class B Certificates exceeds
                           the Class B Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

         (8)      Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted
                           Amount over the sum of (i) Available Finance Charge
                           Collections applied to such Collateral Defaulted
                           Amount, (ii) Reallocated Class D Principal
                           Collections applied to such Collateral Defaulted
                           Amount and (iii) the amount by which the Class D
                           Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                           $0.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

                  (b)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of Reallocated Collateral Principal Collections                                       $0.00

                  (c)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of items 6(a) and 7(a) above                                                          $0.00

                  (d)      The total amount by which the Collateral Invested
                           Amount has been reduced on the Distribution Date as
                           set forth in items 8(a), (b) and ( c)                                                 $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Collateral Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Collateral Interest exceeds
                           the Collateral Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (9)      Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount
                           over Available Finance Charge Collections applied to
                           such Class D Defaulted Amount                                                         $0.00

                  (b)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Principal Collections                                                     $0.00

                  (c)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           items 6(a), 7(a) and 8 (a) above                                                      $0.00

                  (d)      The total amount by which the Class D Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 9(a), (b) and (c )                                                     $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class D Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Class D Interest exceeds the
                           Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-2 Monthly Servicing Fee
                           payable to the Servicer on the Distribution Date                                $844,083.33

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

         11)     Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution
                           Date                                                                            $654,500.00

        (12)     Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution
                           Date                                                                            $105,290.44

        (13)     Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding
                           Account on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date                                                                $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                           Date occurring in AUGUST 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


        (14)     Deficit Controlled Accumulation Amount

                           The Deficit Controlled Accumulation Amount for the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

        (15)     Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account
                           on the Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class A Required Reserve Account Amount                                           $0.00

        (16)     Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account
                           on the Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class B Required Reserve Account Amount                                           $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                  $450,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                            $450,000,000.00

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A
                  Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

D)      Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                   $59,300,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $59,300,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B
                  Certificateholder's pro rata share of the Class B Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by
                  the Pool Factor.                                                                            1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                $49,200,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $49,200,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested
                  Amount on such Distribution Date                                                               8.50%

F)      Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                   $20,300,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $20,300,000.00

         (3)      The Class D Invested Amount as a percentage of the Invested
                  Amount on such Distribution Date                                                               3.51%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

G)      Receivables Balances
         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
                  preceding Monthly Period                                                              $6,572,715,859

         (2)      The aggregate amount of Finance Charge Receivables in the
                  Trust at the close of business on the last day of the
                  immediately preceding Monthly Period                                                    $187,816,819

H)      Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the
                  Series 2000-2 Certificates for the preceding Monthly Period
                  (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series
                  2000-2 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied by 365 divided by the number of days in the calendar month) Effective November 2002 monthly
                  period.                                                                                       15.92%

         (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the
                  preceding Monthly Period divided by the Invested Amount of the
                  Series 2000-2 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    7.50%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-2 Certificates for the preceding Monthly
                  Period)                                                                                        8.42%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 2000-2 Certificates as of the last day of the next
                  preceding Monthly multiplied by 12)                                                            4.25%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2 Certificates for the preceding Monthly
                  Period)                                                                                        4.17%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 8.81%

                     --------------------------------------

                         Series 2000-2 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

I) Series 2000-2 Information for the Last Three Distribution Dates

        1) Gross Yield

                 a)        02/18/03          15.92%
                 b)        01/15/03          17.87%
                 c)        12/16/02          16.89%
        2) Net Loss Rate

                 a)        02/18/03          7.50%
                 b)        01/15/03          8.41%
                 c)        12/16/02          7.93%

        3) Net Spread (Portfolio Yield Minus Base Rate)

                 a)        02/18/03          4.17%
                 b)        01/15/03          5.35%
                 c)        12/16/02          4.83%

                 Three Month Average         4.78%

        4) Monthly Payment Rate

                 a)        02/18/03          8.81%
                 b)        01/15/03          9.17%
                 c)        12/16/02          8.56%


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                By:
                                   ---------------------------
                                Name:  Patricia Garvey
                                Title: Vice President

                                MONTHLY STATEMENT

                  ---------------------------------------------

                             PROVIDIAN MASTER TRUST
                                  Series 2000-3

                  ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to THE DISTRIBUTION DATE OCCURRING ON FEBRUARY 18, 2003 AND WITH RESPECT TO THE PERFORMANCE OF THE TRUST DURING THE MONTH OF JANUARY IS SET FORTH BELOW. CERTAIN OF THE INFORMATION IS PRESENTED ON THE BASIS OF AN ORIGINAL PRINCIPAL amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         2000-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per
                  $1,000 original certificate principal amount                                               $1.407222

         (2)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.407222

         (3)      The amount set forth in A(1) above distributed to Class A
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

         (4)      The total amount distributed to Class B Certificateholders per
                  $1,000 original certificate principal amount                                               $1.718889

         (5)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to interest per $1,000
                  original certificate principal amount                                                      $1.718889

         (6)      The amount set forth in A(4) above distributed to Class B
                  Certificateholders with respect to principal per $1,000
                  original certificate principal amount                                                      $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 2000-3
                  Certificates

                  (a)      The aggregate amount of Finance Charge Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                              $85,726,311.61

                  (b)      The aggregate amount of Interchange collected and
                           allocated to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                   $4,939,852.06

                  (c)      The aggregate amount of Principal Receivables
                           collected during the Monthly Period immediately
                           preceding the Distribution Date                                             $515,836,263.64

                     --------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                     --------------------------------------

                  (d)      The Floating Allocation Percentage with respect to
                           the Series 2000-3 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                      10.437246%

                  (e)      The Principal Allocation Percentage with respect to
                           the Series 2000-3 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                      10.437246%

                  (f)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 2000-3
                           Certificates for the Monthly Period immediately
                           preceding the Distribution Date                                               $9,463,050.59

                  (g)      The Principal Receivables collected and allocated to
                           the Series 2000-3 Certificates for the Monthly Period
                           immediately preceding the Distribution Date                                  $53,839,100.09

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

                  (a)      The Finance Charge Receivables and Interchange
                           collected and allocated to the Series 2000-3
                           Certificates                                                                  $9,463,050.59

                  (b)      Collection Account and Special Funding Account
                           investment earnings allocated to the Series 2000-3
                           Certificates                                                                          $0.00

                  (c)      Principal Funding Account Investment Proceeds                                         $0.00

                  (d)      Class A Reserve Draw Amount                                                           $0.00

                  (e)      Class B Reserve Draw Amount                                                           $0.00

                  (f)      Additional Finance Charges from other Series
                           allocated to the Series 2000-3 Certificates                                           $0.00

                  (g)      Payments, if any, on deposit as of the Determination
                           Date received from any Interest Rate Protection
                           Agreements                                                                            $0.00

                  (h)      Reallocated Class D Principal Collections                                             $0.00

                  (i)      Reallocated Collateral Principal Collections                                          $0.00

                  (j)      Reallocated Class B Principal Collections                                             $0.00

                  (k)      Total Available Finance Charge Collections and
                           Reallocated Principal Collections for Series 2000-3
                           (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                           and (j) above)                                                                $9,463,050.59

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

         (3)      Available Principal Collections for Series 2000-3 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)      The Principal Receivables collected and allocated to
                           the Series 2000-3 Certificates                                               $53,839,100.09

                  (b)      Shared Principal Collections from other Series
                           allocated to the Series 2000-3 Certificates                                           $0.00

                  (c)      Additional amounts to be treated as Available
                           Principal Collections pursuant to the Series
                           Supplement                                                                    $4,374,719.22

                  (d)      Reallocated Class D Principal Collections                                             $0.00

                  (e)      Reallocated Collateral Principal Collections                                          $0.00

                  (f)      Reallocated Class B Principal Collections                                             $0.00

                  (g)      Available Principal Collections for Series 2000-3
                           (total of (a), (b) and ( c) minus (d), (e) and (f)
                           above)                                                                       $58,213,819.31

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                      $120,670,541
                  (b)    61-90 days                                                                        77,663,915
                  (c)    91 or more days                                                                  156,794,777
                                                                                                         ------------
                  (d)    Total Delinquencies                                                             $355,129,232

          (5)     Defaulted Amount

                  (a)      The aggregate amount of Defaulted Receivables with
                           respect to the Trust for the Monthly Period
                           immediately preceding the Distribution Date                                  $47,037,820.70

                  (b)      The aggregate Amount of Recoveries of Defaulted
                           Receivables processed during the Monthly Period
                           immediately preceding the Distribution Date                                   $5,123,323.34

                  (c)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date
                           [Defaulted Receivables minus Recoveries]                                     $41,914,497.36

                  (d)      The Defaulted Amount for the Monthly Period
                           immediately preceding the Distribution Date allocable
                           to the Series 2000-3 Certificates (the "Series 2000-3
                           Defaulted Amount")                                                            $4,374,719.22

                  (e)      The Class A Defaulted Amount [Series 2000-3 Defaulted
                           Amount multiplied by the Class A Percentage]                                  $3,401,344.20

                  (f)      The Class B Defaulted Amount [Series 2000-3 Defaulted
                           Amount multiplied by the Class B Percentage]                                    $448,408.72

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

          (6)     Class A Charge-Offs

                  (a)      The excess, if any, of the Class A Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class A Defaulted Amount,
                           (ii) Reallocated Principal Collections applied to
                           such Class A Defaulted Amount, (iii) the amount by
                           which the Class D Invested Amount has been reduced in
                           respect of such Class A Defaulted Amount, (iv) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class A Defaulted
                           Amount and (v) the amount by which the Class B
                           Invested Amount has been reduced in respect of such
                           Class A Defaulted Amount (a "Class A Charge-Off")                                     $0.00

                  (b)      The amount of the Class A Charge-Off set forth in
                           item 6(a) above, per $1,000 original certificate
                           principal amount (which will have the effect of
                           reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                   $0.000000

                  (c)      The total amount reimbursed on the Distribution Date
                           in respect of Class A Charge-Offs for prior
                           Distribution Dates                                                                    $0.00

                  (d)      The amount set forth in item 6(c) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class A Certificateholder's investment)                                   $0.000000

                  (e)      The amount, if any, by which the outstanding
                           principal balance of the Class A Certificates exceeds
                           the Class A Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

          (7)     Class B Charge-Offs

                  (a)      The excess, if any, of the Class B Defaulted Amount
                           over the sum of (i) Available Finance Charge
                           Collections applied to such Class B Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections
                           applied to such Class B Defaulted Amount, (ii)
                           Reallocated Class D Principal Collections applied to
                           such Class B Defaulted Amount, (iii) Reallocated
                           Collateral Principal Collections applied to such
                           Class B Defaulted Amount, (iv) the amount by which
                           the Class D Invested Amount has been reduced in
                           respect of such Class B Defaulted Amount and (v) the
                           amount by which the Collateral Invested Amount has
                           been reduced in respect of such Class B Defaulted
                           Amount                                                                                $0.00

                  (b)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Class B Principal Collections                                             $0.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

                  (c)      The amount by which the Class B Invested Amount has
                           been reduced on the Distribution Date in respect of
                           item 6(a) (together with item 7(a), "Class B
                           Charge-Offs")                                                                         $0.00

                  (d)      The total amount by which the Class B Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 7(a), (b) and (c)                                                      $0.00

                  (e)      The amount set forth in item 7(d) above per $1,000
                           original certificate principal amount (which will
                           have the effect of reducing, pro rata, the amount of
                           each Class B Certificateholder's investment)                                      $0.000000

                  (f)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class B Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (g)      The amount set forth in item 7(f) above per $1,000
                           original certificate principal amount (which will
                           have the effect of increasing, pro rata, the amount
                           of each Class B Certificateholder's investment)                                   $0.000000

                  (h)      The amount, if any, by which the outstanding
                           principal balance of the Class B Certificates exceeds
                           the Class B Invested Amount if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date                                                                     $0.00

          (8)     Reductions in the Collateral Interest

                  (a)      The excess, if any, of the Collateral Defaulted
                           Amount over the sum of (i) Available Finance Charge
                           Collections applied to such Collateral Defaulted
                           Amount, (ii) Reallocated Class D Principal
                           Collections applied to such Collateral Defaulted
                           Amount and (iii) the amount by which the Class D
                           Invested Amount has been reduced in respect of such
                           Collateral Defaulted Amount                                                           $0.00

                  (b)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of Reallocated Collateral Principal Collections                                       $0.00

                  (c)      The amount by which the Collateral Invested Amount
                           has been reduced on the Distribution Date in respect
                           of items 6(a) and 7(a) above                                                          $0.00

                  (d)      The total amount by which the Collateral Invested
                           Amount has been reduced on the Distribution Date as
                           set forth in items 8(a), (b) and (c)                                                  $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Collateral Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Collateral Interest exceeds
                           the Collateral Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00
          (9)     Reductions in the Class D Interest

                  (a)      The excess, if any, of the Class D Defaulted Amount
                           over Available Finance Charge Collections applied to
                           such Class D Defaulted Amount                                                         $0.00

                  (b)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           Reallocated Principal Collections                                                     $0.00

                  (c)      The amount by which the Class D Invested Amount has
                           been reduced on the Distribution Date in respect of
                           items 6(a), 7(a) and 8 (a) above                                                      $0.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

                  (d)      The total amount by which the Class D Invested Amount
                           has been reduced on the Distribution Date as set
                           forth in items 9(a), (b) and (c )                                                     $0.00

                  (e)      The total amount reimbursed on the Distribution Date
                           in respect of reductions in the Class D Invested
                           Amount on prior Distribution Dates                                                    $0.00

                  (f)      The amount, if any, by which the outstanding
                           principal balance of the Class D Interest exceeds the
                           Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on the
                           Distribution Date                                                                     $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)      The amount of the Series 2000-3 Monthly Servicing Fee
                           payable to the Servicer on the Distribution Date                              $1,020,833.33

          (11)    Class A Monthly Interest

                  (a)      Class A Monthly Interest payable on the Distribution
                           Date                                                                            $765,880.69

          (12)    Class B Monthly Interest

                  (a)      Class B Monthly Interest payable on the Distribution
                           Date                                                                            $123,330.28

          (13)    Principal Funding Account Amount

                  (a)      The amount on deposit in the Principal Funding
                           Account on the Distribution Date, after giving effect
                           to all deposits, withdrawals and distributions on
                           such Distribution Date                                                                $0.00

                  (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution
                           Date occurring in JULY 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the
                  Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                        $0.00

          (15)    Class A Reserve Account

                  (a)      The amount on deposit in the Class A Reserve Account
                           on the Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class A Required Reserve Account Amount                                           $0.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

          (16)    Class B Reserve Account

                  (a)      The amount on deposit in the Class B Reserve Account
                           on the Distribution Date, after giving effect to all
                           deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                       $0.00

                  (b)      The Class B Required Reserve Account Amount                                           $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                  $544,250,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                            $544,250,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A
                  Certificateholder's pro rata share of the Class A Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class A Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                   $71,750,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $71,750,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such
                  Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B
                  Certificateholder's pro rata share of the Class B Invested
                  Amount can be determined by multiplying the original
                  denomination of the Class B Certificateholder's Certificate by
                  the Pool Factor                                                                             1.000000

E)        Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                $59,500,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $59,500,000.00

         (3)      The Collateral Invested Amount as a percentage of the Invested
                  Amount on such Distribution Date                                                               8.50%

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                   $24,500,000.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions
                  on such Distribution Date                                                             $24,500,000.00

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

         (3)      The Class D Invested Amount as a percentage of the Invested
                  Amount on such Distribution Date 3.50%

G)        Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately
                  preceding Monthly Period                                                              $6,572,715,859

         (2)      The aggregate amount of Finance Charge Receivables in the
                  Trust at the close of business on the last day of the
                  immediately preceding Monthly Period                                                    $187,816,819

H)        Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the
                  Series 2000-3 Certificates for the preceding Monthly Period
                  (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series
                  2000-3 Certificates as of the last day of the next preceding
                  Monthly Period, multiplied by 365 divided by the number of days in the calendar month.) Effective November 2002 monthly
                  period.                                                                                       15.92%

         (2)      The Net Loss Rate (the Series 2000-3 Defaulted Amount for the
                  preceding Monthly Period divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    7.50%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-3 Certificates for the preceding Monthly
                  Period)                                                                                        8.42%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee
                  (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next
                  preceding Monthly Period, multiplied by 12)                                                    4.17%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3 Certificates for the preceding Monthly
                  Period)                                                                                        4.25%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables
                  and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the
                  next preceding Monthly Period)                                                                 8.81%

                  ---------------------------------------------

                         Series 2000-3 Monthly Statement
                       February 18, 2003 Distribution Date

                  ---------------------------------------------

I)       Series 2000-3 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)        02/18/03             15.92%
                  b)        01/15/03             17.87%
                  c)        12/16/02             16.89%

         2)       Net Loss Rate

                  a)        02/18/03             7.50%
                  b)        01/15/03             8.41%
                  c)        12/16/02             7.93%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)        02/18/03             4.25%
                  b)        01/15/03             5.42%
                  c)        12/16/02             4.91%

                  Three Month Average            4.86%

          4)      Monthly Payment Rate

                  a)        02/18/03             8.81%
                  b)        01/15/03             9.17%
                  c)        12/16/02             8.56%


                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                By:
                                    ----------------------------------------
                                Name:         Patricia Garvey
                                Title:        Vice President